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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR

                            ACME METALS INCORPORATED

     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of Acme Metals Incorporated (the
"Company") made pursuant to the Prospectus, dated             , 1998 (the
"Prospectus"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier or hand delivery to Harris Trust and Savings Bank (the "Exchange Agent") as set forth below. In addition, in order for a holder to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
       ON                , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

                                  Deliver to:

                 HARRIS TRUST AND SAVINGS BANK, EXCHANGE AGENT

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
      By Registered or Certified Mail:                By Hand or Overnight Delivery:
        Harris Trust and Savings Bank                  Harris Trust and Savings Bank
          c/o Harris Trust Company                       c/o Harris Trust Company
                 of New York                                    of New York
                P.O. Box 1010                                 88 Pine Street
             Wall Street Station                                19th Floor
           New York, NY 10268-1010                          New York, NY 10005
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                         Facsimile Transmission Number:
                        (For Eligible Institutions Only)
                                 (212) 701-7636
                   Confirm Receipt of Facsimile by Telephone:
                                 (212) 701-7624

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter of Transmittal.

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

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              -----------------------------------------------------
                      Signature(s) of Registered Holder(s)
                             or Authorized Signatory

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             -----------------------------------------------------
                        Name(s) of Registered Holder(s)

 Area Code and Telephone Number(s):
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 Principal Amount of Old Notes Tendered:

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 Old Certificate Number(s) (if available):

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If Old Notes will be delivered by book-entry transfer to the Depository Trust
Company, provide DTC Account Number:
-----------------

Total Principal Amount Represented:

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      This Notice of Guaranteed Delivery must be signed by the Holder(s) of Old
 Notes as their name(s) appear(s) on certificates for Old Notes or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      (PLEASE PRINT NAME(S) AND ADDRESSES)

 Name(s):
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                                 (PLEASE PRINT)
 Capacity:
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 Address:
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                               (INCLUDE ZIP CODE)
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                                   GUARANTEE

      The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three New York Stock Exchange trading days after the Expiration Date.

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                                  Name of Firm

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                                     Address

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                                    Zip Code

 Area Code and Telephone No.:
 -------------------

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                             Authorized Signature

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                                     Title

Name:
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                            (Please Type or Print)

Dated:
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 NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
 OLD NOTES SHOULD ONLY BE SENT WITH THE LETTER OF TRANSMITTAL.